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                                                                     Exhibit 1.1


                                                                       R&W DRAFT
                                                                   July 24, 1997




                                  10,100,000 SHARES

                                SL GREEN REALTY CORP.

                         Common Shares of Beneficial Interest

                                UNDERWRITING AGREEMENT

                                                                 August __, 1997

LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         SL Green Realty Corp. a Maryland corporation (the "Company"), intending to qualify for federal income tax purposes as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), SL Green Operating Partnership, L.P., a Delaware limited partnership and the sole general partner of which is the Company (the "Operating Partnership"), SL Green Management LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership (the "Management LLC"), S.L. Green Management Corp., a New York corporation and in which the Operating Partnership will own, upon completion of the Formation Transactions (as defined below), 100% of the non-voting common stock (which represents 95% of the economic interest therein) (the "Management Corporation"), S.L. Green Realty, Inc., a New York corporation and in which the Operating Partnership will own, upon completion of the Formation Transactions, 100% of the non-voting common stock (which represents 95% of the economic interest therein) (the "Leasing Corporation") and Emerald City Construction Corp., a New York corporation and in which the Operating Partnership will own, upon completion of the Formation Transactions, 100% of the non-voting common stock (which represents 95% of the economic interest therein) (the "Construction Corporation," and together with the Management Corporation and the Leasing Corporation, the "Service Corporations", and the Service Corporations collectively with the


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Company, Operating Partnership and the Management LLC, the "Transaction
Entities") each wish to confirm as follows its agreement with the Underwriters named in Schedule 1 hereto (the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 of this Agreement) for whom Lehman Brothers Inc. and Prudential Securities Incorporated are acting as representatives (the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly (the "Offering"), of an aggregate of 10,100,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 per share (the "Common Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,515,000 Common Shares on the terms and for the purposes set forth in Section 2 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares."

         Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as herein defined).

         The Transaction Entities understand that the Underwriters propose to make a public offering of the Shares as soon as the Representatives deem advisable after the Registration Statement becomes effective and this Agreement has been executed and delivered.

         At or prior to the First Delivery Date (as hereinafter defined), the Company will have completed the Formation Transactions, described in the Prospectus under the heading "Structure and Formation of the Company -- Formation Transactions." As part of these transactions, (i) the Underwriters will purchase the Shares and offer them in a public offering as contemplated hereunder, (ii) Green Realty LLC one of the Company's predecessor entities entered into a loan with Lehman Brothers Holdings Inc., an affiliate of Lehman Brothers Inc., for the amount of up to $40 million (the "LBHI Loan"), (iii) the Company will contribute a portion of the net proceeds of the Offering to the Operating Partnership in exchange for equity interests in the Operating Partnership ("Units"), which are exchangeable for cash or, at the option of the Company, Common Shares, (iv) certain executive officers and directors of the Company were issued 383,110 shares of restricted Common Shares, (v) the Operating Partnership will receive a contribution of its interests in the Core Portfolio, the option to acquire the Option Property as well as all of the non-voting common stock (representing 95% of the economic interest) in each of the Service Corporations from the Property-owning entities, the partners or members of such entities and the holders of the remaining interest in the Service Corporations (the "S.L. Green Group") in exchange for Units, (vi) the management and leasing business previously conducted by the Management Corporation, with respect to the Properties, will be transferred to the Management LLC, (vii) the Operating Partnership will acquire interests in the Acquisition Properties to be funded with mortgage financing and a portion of the net proceeds from the Offering, (viii) the Operating Partnership will use the net proceeds of the sale of Shares hereunder as described in the Prospectus under the heading "Use of Proceeds," and (ix) the Company will issue to Victor Capital 45,495 shares of restricted Common Shares and the Operating Partnership will pay $900,000 to Victor Capital (the foregoing transactions, as more particularly described in the Prospectus, are referred to herein as the "Formation Transactions").


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         1.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRANSACTION
ENTITIES. Each of the Transaction Entities, jointly and severally, represents, warrants and agrees that, as of the date hereof:

              (a) A registration statement on Form S-11 (No. 333-29329), and any amendments thereto, with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to you as the Representatives of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations.
         Any registration statement (including any amendment or supplement thereto or information which is deemed to be a part thereof) filed by the Company to register additional Common Shares under Rule 462(b) of the Rules and Regulations ("Rule 462(b) Registration Statement") shall be deemed a part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed to be a part thereof) included in a Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Shares, the Company will have complied or will comply with the requirements of Rule 111 under the Securities Act relating to the payment of filing fees therefor. The Company has not distributed, and prior to the later of the Closing Date and the completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus (as hereinafter defined), the Prospectus or any other materials, if any, permitted by the Act (which were disclosed to the Underwriters and Underwriters' counsel).


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              (b)  Each Preliminary Prospectus included as part of the
         Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act and the Rules and Regulations, complied when so filed in all material respects with the provisions of the Securities Act. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

              (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date and at the First Delivery Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made); PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The Prospectus delivered to the Underwriters for use in connection with the offering of Shares will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

              (d) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction.

              (e) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the business, prospects, operations, management, consolidated financial position, net worth, stockholders'


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         equity or results of operations of the Transaction Entities considered as one enterprise or on the use or value of the Properties, collectively (a "Material Adverse Effect"), and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents (as herein defined) to which it is a party and in connection with the Formation Transactions. None of the subsidiaries of the Company (other than the Operating Partnership, the Management Corporation, the Management LLC, the Leasing Corporation and Construction Corporation) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. Except as described in the Prospectus, the Company owns no direct or indirect equity interest in any entity other than the Transaction Entities.

              (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued Common Shares (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws), and conform to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, (i) no Common Shares are reserved for any purpose, (ii) except for the Units, there are no outstanding securities convertible into or exchangeable for any Common Shares, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company.

              (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and in connection with the Formation Transactions. The Company is the sole general partner of the Operating Partnership. At the First Delivery Date, the Agreement of Limited Partnership of the Operating Partnership, as amended (the "Operating Partnership Agreement") will be in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Prospectus; PROVIDED that to the extent any portion of the over-allotment option described in Section 2 hereof is exercised at the First Delivery Date, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to the First Delivery


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         Date, the Company will contribute the proceeds from the sale of the
         Option Shares to the Operating Partnership in exchange for a number of Units equal to the number of Option Shares issued.

              (h) Each of the Service Corporations has been duly formed and is validly existing as a corporation in good standing under the laws of the State of New York, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and in connection with the Formation Transactions. All of the issued and outstanding capital stock of each Service Corporation has been duly authorized and validly issued, is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and, all of such capital stock owned by the Operating Partnership (100% of the nonvoting common stock) is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of any Service Corporation are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of any Service Corporation and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of any Service Corporation.

              (i) The Management LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. All of the issued and outstanding membership interests of the Management LLC has been duly authorized and validly issued, are fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and, 100% of the membership interests are owned by the Operating Partnership free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No membership interests of the Management LLC are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any membership interests of the Management LLC and no outstanding options,


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         rights (preemptive or otherwise) or warrants to purchase or to subscribe for membership interests or any other securities of the Management LLC.

              (j) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. The issuance and sale by the Company of the Common Shares (other than the Shares) in connection with the Formation Transactions at or prior to the First Delivery Date are exempt from the registration requirements of the Securities Act and applicable state securities, real estate syndication and blue sky laws. The terms of the Common Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Common Shares will, at the First Delivery Date, be in due and proper form and will comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights.

              (k) The [887,895] Units have been duly authorized for issuance by the Operating Partnership to the continuing investors and, assuming that the continuing investors, as limited partners of the Operating Partnership, do not participate in the control of the business of the Operating Partnership, upon issuance of and payment for the Units as contemplated by the Operating Partnership Agreement, the Units will represent valid and, subject to the qualifications set forth herein, will be fully paid and nonassessable limited partner interests in the Operating Partnership as to which the continuing investors, in their capacity as limited partners of the Operating Partnership, will have no liability in excess of their obligations to make contributions to the Operating Partnership, their obligations to make other payments provided for in the Operating Partnership Agreement and their share of the Operating Partnership's assets and undistributed profits (subject to the obligation of a limited partner of the Operating Partnership to repay any funds wrongfully distributed to it). The terms of the Units conform in all material respects to statements and descriptions related thereto contained in the Prospectus.

              (l) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (B) at the First Delivery Date, the Operating Partnership Agreement and the members agreement of the Management LLC will have been duly and validly authorized, executed and delivered by the parties thereto and will be a valid and binding agreement of the parties thereto,


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         enforceable against such parties in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (C) (i) the omnibus contribution agreement by and among the Operating Partnership and the SL Green Group members named therein, and (ii) the supplemental representations and warranties agreement by and among the Company, the Operating Partnership and the Indemnitors named therein (collectively the "Contribution Agreements"), have been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto, and is a valid and binding agreement, enforceable against such Transaction Entity, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law and, at the First Delivery Date, none of the Transaction Entities has any reason to believe that the Contribution Agreements have not been duly and validly authorized by all other parties thereto; (D) at the First Delivery Date, any agreement by and between the Service Corporations and/or the Management LLC and the Company (the "Management Agreements") will have been duly and validly authorized, executed and delivered by the parties thereto and will be a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (E) the employment and noncompetition agreements between the Company and each of Stephen L. Green, Nancy A. Peck, Steven H. Klein, Benjamin P. Feldman, Gerard Nocera and Louis A. Olsen (the "Employment Agreements") will have been duly and validly authorized, executed and delivered by the parties thereto and will each be a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (F) the agreements pursuant to which the Company will acquire the Acquisition Properties (the "Acquisition Agreements") will have been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto, and are valid and binding agreements, enforceable against such Transaction Entity in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization


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         or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (G) the agreement pursuant to which the Company has the option to acquire the Option Property (the "Option Agreement") has been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto, and is a valid and binding agreement, enforceable against such Transaction Entity in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; and (H) at the First Delivery Date, the lockup agreements by each of the Company, the Operating Partnership and certain executive officers and directors of the Company (the "Lock-up Agreements") will have been duly and validly authorized, executed and delivered by such parties and will be a valid and binding agreement of such parties, enforceable against such parties in accordance with their terms except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law. This Agreement, the Operating Partnership Agreement, the Contribution Agreements, the Employment Agreements, the Option Agreement, the Acquisition Agreements and the Lock-Up Agreements are sometimes hereinafter collectively called the "Operative Documents."

              (m) The execution, delivery and performance of each Operative Document by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute (with or without the giving of notice or the passage of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject, nor will such actions result in any violation of any of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership or other organizational document of any of the Transaction Entities, or any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets, except for any such breach or violation that would not have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under


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         the Exchange Act by the New York Stock Exchange, Inc. ("NYSE"), or the
         National Association of Securities Dealers, Inc. ("NASD"), and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, issuance of Common Shares to certain executive officers and directors of the Company and the issuance of Units in connection with the Formation Transactions, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Transaction Entities and the consummation of the transactions contemplated hereby and thereby.

              (n) Except as described or referred to in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

              (o) Except as described in the Registration Statement, no Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

              (p) None of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of any of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting any of the Properties or the business, prospects, operations, management, financial position, net worth, stockholders' equity or results of operations of any of the Transaction Entities or use or value of the Properties, other than as set forth or contemplated in the Formation Transactions.

              (q) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition, the results of operations, the statements of cash flows and the statements of stockholders' equity and other information purported to be shown thereby of the Company and its consolidated subsidiaries, at the dates and for the periods indicated, have been prepared in conformity with


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         generally accepted accounting principles applied on a consistent basis throughout the periods involved and are correct and complete and are in accordance with the books and records of the Company and its consolidated subsidiaries. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the financial statements so set forth in the Prospectus and other financial information. Pro forma financial information included in the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Regulations with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.
         No other financial statements (or schedules) of the Company, or any predecessor of the Company are required by the Securities Act to be included in the Registration Statement or the Prospectus.

              (r) Ernst & Young LLP, who have certified certain financial statements of the Company, whose reports appear in the Prospectus and who have delivered the initial letter referred to in Section 7(f) hereof, are, and during the periods covered by such reports were, independent public accountants as required by the Securities Act and the Rules and Regulations.

              (s) (A) At the First Delivery Date, the Operating Partnership or a subsidiary thereof will have good and marketable title to each of the interests in the Properties and the other assets being contributed as part of the Formation Transactions, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or those which would not have a Material Adverse Effect and all material consents or approvals with respect to any such transfer shall have been received; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity which are required to be disclosed in the Prospectus are disclosed therein;
         (C) except as otherwise described in the Prospectus, neither any Transaction Entity nor any tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, and no Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements except with respect to (i) and (ii) immediately above any such default that would not have a Material Adverse Effect; (D) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease which has not been waived with respect to the Formation Transactions; (E) to the best knowledge of the Company, each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a Material Adverse Effect; and (F) no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties.

              (t) Immediately following the application of the net proceeds of the sale of the Firm Shares to repay mortgage debt encumbering the Core Portfolio and the LBHI Loan in the manner set forth in the Prospectus, the mortgages which will encumber the Properties will not be convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust will not be cross-defaulted or cross-collateralized with any property other than other Properties.

              (u) Except as described or referred to in the Prospectus, at the First Delivery Date, the Operating Partnership or a subsidiary thereof will have obtained title insurance on the fee interests in each of the Properties, in an amount at least equal to the greater of (a) the mortgage indebtedness of each such Property or (b) the purchase price of each such Property.

              (v) Except as disclosed in the Prospectus; (A) to the knowledge of the Transaction Entities, after due inquiry, the operations of the Transaction Entities and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities, after due inquiry, none of the Transaction Entities or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Transaction Entities has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property;
         (D) none of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response,

         Compensation, and Liability Information System database maintained by the EPA, and none of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

         As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section
          2601, et seq.), the Occupational Safety and Health Act of 1970, as
         amended (29 U.S.C. Section  651, et seq.), the Hazardous Materials
         Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environments or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

         None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Company or any of its subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

              (w) Except as described or referred to in the Registration Statement, the Transaction Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and covering such risks as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any other Transaction Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

              (x) Each Transaction Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

              (y) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which any Transaction Entity or S.L. Green Group member is a party or of which any property or assets of any Transaction Entity is the subject which, if determined adversely to such Transaction Entity or S.L. Green Group member, might have a Material Adverse Effect; and to the best knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (z) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations. Neither the Company, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any agreement listed in the exhibits to the Registration Statement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected which default or event would have a Material Adverse Effect.

              (aa) No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

              (bb) No labor disturbance by the employees of any Transaction Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a Material Adverse Effect.

              (cc) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which any Transaction Entity would have any liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which any Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

              (dd) Each Transaction Entity has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to any Transaction Entity which has had (nor does any Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a Material Adverse Effect.

              (ee) Upon completion of the transactions described in the Prospectus and the sale of the Shares hereunder, the Company, the Operating Partnership, the Management LLC and the Service Corporations will be organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust ("REIT") under the Code commencing with the Company's taxable year ending December 31, 1997, and the proposed method of operation of the Company, the Operating Partnership, the Management LLC and the Service Corporations will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code.

              (ff) Since the date as of which information is given in the Prospectus through the date hereof, and except in connection with the Formation Transactions and as may otherwise be disclosed in the Prospectus, (i) no Transaction Entity has (a) issued or granted any securities, (b) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (c) entered into any transaction not in the ordinary course of business or (d) declared or paid any dividend on its capital stock; and (ii) there has been no Material Adverse Effect.

              (gg) Each Transaction Entity (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

              (hh) No Transaction Entity (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document except for any such violation which would not have a Material Adverse Effect, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject, except for any such default which would not have a Material Adverse Effect or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business except for any such violation which would not have a Material Adverse Effect.

              (ii) No Transaction Entity, nor any director, officer, agent, employee or other person associated with or acting on behalf of any Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

              (jj) No Transaction Entity is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

              (kk) The Common Shares have been approved for listing on the NYSE upon official notice of issuance.

              (ll) At or prior to the Closing Time, each of the Formation Transactions will have occurred in the manner described in the Prospectus.

              (mm) Other than this Agreement and as set forth in the Prospectus under the heading "Underwriting," there are no contracts, agreements or understandings between any Transaction Entity and any person that would give rise to a valid claim against any Transaction Entity or any Underwriter for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

              (nn) To apply the net proceeds from the sale of the Shares being sold by the Company in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds."

              (oo) Except as stated in this Agreement and in the Prospectus, no Transaction Entity has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

         2. PURCHASE OF THE SHARES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 10,100,000 Firm Shares, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters an option to purchase up to 1,515,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set forth opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100-share amounts. The price of both the Firm Shares and any Option Shares shall be $_____ per share.

         The Company shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

         3.   OFFERING OF SHARES BY THE UNDERWRITERS.

         Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         It is understood that _______ shares of the Firm Shares will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the NASD to employees and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to the Representatives offers to purchase shares of Firm Shares in form satisfactory to the Representatives, and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by the Representatives from the Company; PROVIDED, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm Shares which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

         4. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made at the office of Rogers & Wells, 200 Park Avenue, New York, New York 10166, or at such other date or place as shall be determined by agreement between the Representatives and the Company, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on the fourth full business day if the Agreement is executed after the daily closing time of the New York Stock Exchange (unless postponed in accordance with the provisions of Section 9 hereof). This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised, in whole or in part, from time to time, by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

         Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

         5.   FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including consents and exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Preliminary Prospectus or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Preliminary Prospectus or the Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Preliminary Prospectus or the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Preliminary Prospectus or the Prospectus which will correct such statement or omission or effect such compliance;

              (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Representatives or Counsel to the Underwriters, be required by the Securities Act or requested by the Commission;

              (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

              (f) The Company will make generally available to its security holders as soon as practicable but no later than 60 days after the close of the period covered thereby an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations), which need not be certified by independent certified public accountants unless required by the Securities Act or the Rules and Regulations, covering a twelve-month period commencing after the "effective date" (as defined in said Rule 158) of the Registration Statement;

              (g) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act of such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act or the respective applicable rules and regulations of the Commission thereunder;

              (h) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (i) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares;

              (j) For a period of 180 days from the date of the Prospectus, the Company (i) will not, directly or indirectly, offer for sale, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
         of) any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (other than the Shares, shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any Common Shares (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of Lehman Brothers Inc.; (ii) will cause each officer, director and affiliate of the Company who will acquire Units or restricted Common Shares in the Formation Transactions to furnish to the Representatives, prior to the First

         Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any such Units or restricted Common Shares for a period of one year from the date of the Prospectus, after which time one-third of such Common Shares or Units held by each such entity or person shall no longer be subject to such restrictions and an additional one-third thereof shall be released from such restrictions on each of the second and third anniversaries of the date of the Prospectus without the prior written consent of Lehman Brothers Inc. and the Company; and
         (iii) will cause Victor Capital to enter into a similar letter for a period one year after the date of the Prospectus, with respect to the restricted Common Shares it will receive in connection with the Formation Transactions without the prior written consent of Lehman Brothers Inc. and the Company;

              (k) Prior to the Effective Date, to apply for the listing of the Shares on the NYSE, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

              (l) To file with the Commission a report on Form SR pursuant to Rule 463 of the Rules and Regulations and to deliver promptly to the Representatives a copy of the report on Form SR filed by it with the Commission;

              (m) To take such steps as shall be necessary to ensure that none of the Transaction Entities shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

              (n) The Company will use its best efforts to meet the requirements to qualify, commencing with its taxable year ending December 31, 1997, as a REIT under the Code; and

              (o) If at any time during the 25-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your and the Company's opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will consult with you concerning the substance of and the advisability of disseminating a press release or other public statement responding to or commenting on such rumor, publication or event.

         6. EXPENSES. The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (f) the filing fees incident to securing any required review by the NASD of the terms of sale of the Shares; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (j) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, incident to the offer and sale of the Common Shares by the Underwriters to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 4; (k) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; (l) the costs and charges of any transfer agent and registrar; (m) any expenses incurred by the Company in connection with a "road show" presentation to potential investors; and (n) the fees and disbursements of the Company's counsel and accountants; PROVIDED that, except as provided in this Section 6 and in Section 12 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Transaction Entities contained herein, to the performance by each Transaction Entity and of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Transaction Entities, or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the

         Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

              (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any Material Adverse Effect, or (ii) any event or development relating to or involving any Transaction Entity, or any partner, officer, director or trustee of any Transaction Entity, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Shares.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Brown & Wood LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, to the effect that:

                     (i) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties or other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and in connection with the Formation Transactions.

                    (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued Common Shares (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) and conform to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, no Common Shares are reserved for any purpose and except for the Units, there are no outstanding securities convertible into or exchangeable for any Common Shares, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company.

                   (iii) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and in connection with the Formation Transactions. The Company is the sole general partner of the Operating Partnership. The Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus.

                    (iv) The Management LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. All of the issued and outstanding membership interests of the Management LLC have been duly authorized and validly issued, and 100% of the membership interest is owned by the Operating Partnership. No membership interests of the Management LLC are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any membership interests of the Management LLC and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for membership interests or any other securities of the Management LLC.

                     (v) Each of the Service Corporations has been duly formed and is validly existing as a corporation in good standing under the laws of the State of New York, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and in connection with the Formation Transactions. All of the issued and outstanding capital stock of each Service Corporation has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and, all of such capital stock is owned by the Operating Partnership (100% of the nonvoting common stock). No shares of capital stock of any Service Corporation are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of any Service Corporation and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of any Service Corporation.

                    (vi) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. The issuance and sale by the Company of the [383,110] Common Shares to certain executive officers of the Company in connection with the Formation Transactions prior to the First Delivery Date was exempt from the registration requirements of the Securities Act and applicable state securities, real estate syndication and blue sky laws. The terms of the Common Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificate to be used to evidence the Common Shares is in due and proper form and comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights arising under the Articles of Incorporation or by-laws of the Company, Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any agreement or other instrument to which the Company is a party known to such counsel.

                   (vii) The [887,895] Units have been duly authorized for issuance by the Operating Partnership to the continuing investors and, assuming that the continuing investors, as limited partners of the Operating Partnership, do not participate in the control of the business of the Operating Partnership, upon issuance of and payment for the Units as contemplated by the Operating Partnership Agreement, the Units will represent valid and, subject to the qualifications set forth herein, will be fully paid and nonassessable limited partner interests in the Operating Partnership, as to which the continuing investors, in their capacity as limited partners of the Operating Partnership, will have no liability in excess of their obligations to make contributions to the Operating Partnership, their obligations to make other payments provided for in the Operating Partnership Agreement and their share of the Operating Partnership's assets and undistributed profits (subject to the obligation of a limited partner of the Operating Partnership to repay any funds wrongfully distributed to it). The terms of the Units conform in all material respects to the statements and descriptions related thereto contained in the Prospectus.

                       (viii) (A) This Agreement has been duly and validly authorized, executed and delivered by the each of the Transaction Entities and, and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of each of the Transaction Entities, enforceable against such parties in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law;
              (B) the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity which is a party thereto and is a valid and binding agreement of such parties, enforceable against such parties in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law;
              (C) each Contribution Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto, and is a valid and binding agreement, enforceable against such Transaction Entity in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (D) the Employment Agreements have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements, enforceable against the Company, in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (E) the Acquisition Agreements have been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto and are valid and binding agreements, enforceable against such parties, in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (F) the Option Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity that is a party thereto and is a valid and binding agreement, enforceable against such parties, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; and
              (G) the Lock-up Agreements of the Company and the Operating Partnership have been duly and validly authorized, executed and delivered by the Company or the Operating Partnership, as applicable, and are valid and binding agreements, enforceable against such parties in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

                    (ix) The execution, delivery and performance of each Operative Document by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any of the terms, conditions or provisions of, any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the

              Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership, or other organizational documents of any of the Transaction Entities, or any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets, except for any such breach or violation that would not have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the NYSE or the NASD and applicable state securities or real estate syndication laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Transaction Entities and the consummation of the transactions contemplated hereby and thereby.

                     (x) To such counsel's knowledge, other than as set forth or referred to in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                    (xi) To such counsel's knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any Transaction Entity is a party or of which any property or assets of any Transaction Entity is the subject which, if determined adversely to such Transaction Entity, might reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                   (xii) To the best knowledge of such counsel, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                       (xiii) To the best knowledge of such counsel, no relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

                   (xiv) To the best knowledge of such counsel and other than as described in the Prospectus, no Transaction Entity (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business, except, in the case of each of (i), (ii) and (iii) immediately above, any such violation or default that would not have a Material Adverse Effect.

                    (xv) The Company is organized in conformity with the requirements for qualification and taxation as a REIT under the Code and the Operating Partnership, as constituted after the Formation Transactions, will be classified as a partnership and not as (a) an association taxable as a corporation or (b) a "publicly traded partnership" taxable as a corporation under
              Section 7704(a) of the Code.

                   (xvi) No Transaction Entity is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder. The Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance.

                      (xvii) The Registration Statement was declared effective
              under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                     (xviii) The Registration Statement and the Prospectus and
              any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                   (xix) The statements contained in the Prospectus under the captions "Capital Stock," "Certain Provisions of Maryland Law and of the Company's Charter and Bylaws," "Shares Available for Future Sale," "Partnership Agreement," and "Federal Income Tax Consequences," insofar as those statements are descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations or legal conclusions, constitute a fair summary thereof, and the opinion of such counsel filed as Exhibit 8 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

         In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the States of Delaware, Maryland and New York;
         (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of the States of Maryland and Delaware upon the opinion of other counsel of good standing, PROVIDED that such other counsel is reasonably satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representatives; (iii) in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, PROVIDED that such counsel shall state that it believes that both the Underwriters and it are justified in relying upon such opinions, of local counsel. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives and counsel to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and may state that such counsel expresses no belief with respect to the financial statements and notes thereto and other financial and statistical data included in the Registration Statement or the Prospectus.

              (e) The Representatives shall have received from Rogers & Wells, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (f) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings as contemplated in the Statement on Auditing Standards No. 72.

              (g) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

              (h) Each Transaction Entity shall have furnished to the Representatives a certificate, dated such Delivery Date, of its, or its general partner's or managing member's Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                     (i) The representations, warranties and agreements of the Transaction Entities in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and (b) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

              (i) The NYSE shall have approved the Shares for listing, subject only to official notice of issuance.

              (j) All of the transactions which are to occur in order to consummate the Formation Transactions shall have been consummated on terms satisfactory to the Representatives.

              (k) On the First Delivery Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

              (l) You shall have been furnished with the written agreements referred to in Section 5(j) hereof.

              (m) The Company shall have furnished or caused to be furnished to you such further certificates and documents as the Representatives or counsel to the Underwriters shall have reasonably requested.

              (n) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                   (i) A certificate, dated such Date of Delivery, of the President or a Vice President of each Transaction Entity or of its general partner or managing member and of the chief financial or chief accounting officer of each Transaction Entity or of its general partner or managing member, and confirming that the certificate delivered on the First Delivery Date pursuant to
              Section 7(h) hereof remains true and correct as of such Date of Delivery.

                   (ii) The favorable opinion of Brown & Wood LLP, counsel for the Transaction Entities, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 7(d) hereof.

                   (iii) The favorable opinion of Rogers & Wells, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
              Section 7(e) hereof.

                   (iv) A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the Representatives pursuant to Sections 7(f) and (g) hereof.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         Any certificate or document signed by any officer of the Transaction Entities and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Transaction Entities to each Underwriter as to the statements made therein.

         The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery of the conditions set forth in this Section 7, except that, if any Date of Delivery is other than the First Delivery Date, the certificates, opinions and letters referred to in Sections 7(d) through 7(i) hereof shall be dated the Date of Delivery in question and the opinions called for by Sections 7(d) and 7(e) hereof shall be revised to reflect the sale of Option Shares.

         8.   EFFECTIVE DATE OF AGREEMENT.

         This Agreement shall become effective: (i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission.

         9.   DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Transaction Entities, except that the Transaction Entities will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Initial Shares which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Transaction Entities for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Transaction Entities jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (a) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (b) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made) or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED that the Transaction Entities shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;

PROVIDED, HOWEVER, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Transaction Entity, its officers and employees, each of its directors (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse each Transaction Entity and any such director, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to each Transaction Entity or any such director, officer, employee or controlling person.

         (c)  Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Transaction Entities under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm and each Transaction Entity acknowledges that (i) the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, (ii) the legend concerning over-allotments on the inside front cover page of and (iii) the names of the Underwriters and the number of Shares which they are each purchasing, the concession and reallowance figures and the information contained in the third, eighth, eleventh, twelfth, thirteenth, fourteenth, fifteenth, sixteenth and the seventeenth paragraphs, in each case appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         11. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the following events shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this
Agreement:

              (a)(i) Any of the Transaction Entities or any Property shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall have been any change in the capital stock or long-term debt of any Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property or the general affairs, management, financial position, stockholders' equity or results of operations of any Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus;

              (b) Subsequent to the execution and delivery of this Agreement there shall have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus; or

              (c) The Transaction Entities shall have failed at or prior to such Delivery Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to such Delivery Date.

         12. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any condition specified in Sections 11(a) and (c) hereof required to be fulfilled by the Transaction Entities is not fulfilled, the Transaction Entities will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to
Section 11(b) or pursuant to Section 9 by reason of the default of one or more Underwriters, the Transaction Entities shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

              (b) if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the Company, 70 West 36th Street, New York, New York 10018, Attention: Stephen L. Green (Fax:
         (212) 594-2262);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to
Section 10(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Transaction Entities shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

         14. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities, and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Transaction Entities, officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         15. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Transaction Entities, and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         16. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                  Very truly yours,

                                  SL GREEN REALTY CORP.



                                  By: _________________________________________
                                      Name:
                                      Title:


                                  SL GREEN OPERATING PARTNERSHIP, L.P.

                                  By:  SL Green Realty Corp.,
                                        its general partner


                                       By:_____________________________________
                                          Name:
                                          Title:


                                  SL GREEN MANAGEMENT LLC


                                  By:  SL Green Operating Partnership, L.P.,
                                        its managing member



                                  By: _________________________________________
                                            Name:

                                  Title:


                                  S.L. GREEN MANAGEMENT CORP.

                                  By:_____________________________________
                                     Name:
                                     Title:


                                  S.L. GREEN REALTY, INC.


                                  By:_____________________________________
                                     Name:
                                     Title:



                                  EMERALD CITY CONSTRUCTION CORP.



                                  By:_____________________________________
                                     Name:
                                     Title:


Accepted:


LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED

BY:  LEHMAN BROTHERS INC.



By:_____________________________________
   Name:
   Title:

For itself and as Representatives
of the several Underwriters named
in Schedule 1 hereto

                                      Schedule 1

                                                      Number of
Underwriters                                            Shares
------------                                          ---------
Lehman Brothers Inc. . . . . . . . . . . . . . .

Prudential Securities Incorporated . . . . . . .

                                                      ----------
      Total                                           10,100,000
                                                      ===========


                                         S-1